SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

      Date of Report (Date of earliest event reported): April 18, 2002
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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
Item 5.   Other Events.

On April 18, 2002, the Registrant issued a press release announcing its 2002 first quarter earnings and distributed a 2002 First Quarter Earnings Supplement. Such press release is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.

Beginning in the first quarter of 2002, the Company and its Travel
Related Services (TRS) segment revised its GAAP reporting of revenues to include a separate Securitization Income line item. Managed basis reporting remains unchanged. Filed herewith as Exhibit 99.2B is restated financial information relating to the years 1999, 2000 and 2001, reflecting the change.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)     Exhibits

   99.1 Press release of American Express Company announcing its 2002 first quarter earnings, dated April 18, 2002.

   99.2   2002 First Quarter Earnings Supplement of American
          Express Company.

   99.2B  AXP Restated Consolidated Statements of Income - 2001-1999
          AXP Restated Consolidated Statements of Income - 2001 Fourth Quarter AXP Restated Consolidated Statements of Income - 2001 Third Quarter AXP Restated Consolidated Statements of Income - 2001 Second Quarter AXP Restated Consolidated Statements of Income - 2001 First Quarter AXP Restated Consolidated Statements of Income - 2000 Fourth Quarter AXP Restated Consolidated Statements of Income - 2000 Third Quarter AXP Restated Consolidated Statements of Income - 2000 Second Quarter AXP Restated Consolidated Statements of Income - 2000 First Quarter TRS Restated Statements of Income (GAAP Basis) - 2001-1999
          TRS Restated Statements of Income (GAAP Basis) - 2001 Fourth Quarter TRS Restated Statements of Income (GAAP Basis) - 2001 Third Quarter TRS Restated Statements of Income (GAAP Basis) - 2001 Second Quarter TRS Restated Statements of Income (GAAP Basis) - 2001 First Quarter TRS Restated Statements of Income (GAAP Basis) - 2000 Fourth Quarter TRS Restated Statements of Income (GAAP Basis) - 2000 Third Quarter TRS Restated Statements of Income (GAAP Basis) - 2000 Second Quarter TRS Restated Statements of Income (GAAP Basis) - 2000 First Quarter

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   April 18, 2002

                                  EXHIBIT INDEX

Item No.                          Description
----------                        -----------
  99.1 Press release of American Express Company announcing its 2002 first quarter earnings, dated April 18, 2002.

  99.2    2002 First Quarter Earnings Supplement of American
          Express Company.

  99.2B   AXP Restated Consolidated Statements of Income - 2001-1999
          AXP Restated Consolidated Statements of Income - 2001 Fourth Quarter AXP Restated Consolidated Statements of Income - 2001 Third Quarter AXP Restated Consolidated Statements of Income - 2001 Second Quarter AXP Restated Consolidated Statements of Income - 2001 First Quarter AXP Restated Consolidated Statements of Income - 2000 Fourth Quarter AXP Restated Consolidated Statements of Income - 2000 Third Quarter AXP Restated Consolidated Statements of Income - 2000 Second Quarter AXP Restated Consolidated Statements of Income - 2000 First Quarter TRS Restated Statements of Income (GAAP Basis) - 2001-1999
          TRS Restated Statements of Income (GAAP Basis) - 2001 Fourth Quarter TRS Restated Statements of Income (GAAP Basis) - 2001 Third Quarter TRS Restated Statements of Income (GAAP Basis) - 2001 Second Quarter TRS Restated Statements of Income (GAAP Basis) - 2001 First Quarter TRS Restated Statements of Income (GAAP Basis) - 2000 Fourth Quarter TRS Restated Statements of Income (GAAP Basis) - 2000 Third Quarter TRS Restated Statements of Income (GAAP Basis) - 2000 Second Quarter TRS Restated Statements of Income (GAAP Basis) - 2000 First Quarter


                             STATEMENT OF DIFFERENCES
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